EXHIBIT 10.3

CAPTARIS, INC.

AMENDMENT TO CHANGE OF CONTROL AGREEMENT

This Amendment to Change of Control Agreement (this “Amendment”) is entered into as of March 23, 2007 by and between Captaris, Inc., a Washington corporation (“Captaris”), and Peter Papano (“Executive”).

RECITALS

A. Captaris and Executive entered into a Change of Control Agreement (the “CIC Agreement”), dated as of March 15, 2005.

B. Captaris and Executive desire to amend the terms of the CIC Agreement.

AGREEMENT

NOW, THEREFORE, the parties hereby agree as follows:

1.	Amendment

Section 6.1(d) of the CIC Agreement is hereby amended in its entirety to read as follows:

“(d) immediate vesting of all equity awards granted by the Company to the Executive outstanding as of the Change in Control Date; and”

2.	Full Force and Effect

Except as otherwise amended hereby, the terms and provisions of the CIC Agreement, as amended remain unchanged.

3.	Counterparts

This Amendment may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto execute this Amendment as of the date first set forth above.

EXECUTIVE

/s/ PETER PAPANO
Peter Papano

CAPTARIS, INC.

By:	/s/ DAVID P. ANASTASI
Name:	David P. Anastasi
Title:	President and Chief Executive Officer